Property and Equipment	12 Months Ended
Jan. 31, 2016
Property, Plant and Equipment [Abstract]
Property and Equipment
Property and Equipment
Property and equipment, net consisted of the following (in thousands):

	As of January 31,
	2016	2015
Land	$183,888	$0
Buildings	614,081	125,289
Computers, equipment and software	1,281,766	1,171,762
Furniture and fixtures	82,242	71,881
Leasehold improvements	473,688	376,761
	2,635,665	1,745,693
Less accumulated depreciation and amortization	(919,837)	(619,827)
	$1,715,828	$1,125,866

Depreciation and amortization expense totaled $302.0 million, $246.6 million and $185.9 million during fiscal 2016, 2015 and 2014, respectively.
Computers, equipment and software at January 31, 2016 and 2015 included a total of $747.1 million and $734.7 million acquired under capital lease agreements, respectively. Accumulated amortization relating to computers, equipment and software under capital leases totaled $310.3 million and $206.7 million, respectively, at January 31, 2016 and 2015. Amortization of assets under capital leases is included in depreciation and amortization expense.
Land
In August 2014, the Company sold approximately 3.7 net acres of its undeveloped real estate, which had been classified as held for sale, for a total of $72.5 million. The Company recognized a gain of $7.8 million, net of closing costs, on the sale of this portion of the Company’s land and building improvements.
Separately, in September 2014, the Company sold approximately 1.5 net acres of its remaining undeveloped real estate, which had been classified as held for sale, and the remaining portion of the perpetual parking rights, for a total of $125.0 million. The Company recognized a gain of $7.8 million, net of closing costs, on the sale of this portion of the Company’s land, building improvements and perpetual parking rights.

In October 2015, the Company sold approximately 8.8 net acres of undeveloped real estate and the associated perpetual parking rights in San Francisco, California, which were classified as held for sale. The total proceeds from the sale were $157.1 million, of which the Company received $127.1 million in October 2015 and previously received a nonrefundable deposit in the amount of $30.0 million during April 2014. The Company recognized a gain of $21.8 million, net of closing costs, on the sale of this portion of the Company’s land and building improvements and perpetual parking rights.
Building
In December 2013, the Company entered into a lease agreement for approximately 445,000 rentable square feet of office space at 350 Mission Street in San Francisco, California. The space rented is for the total office space available in the building, which is in the process of being constructed. As a result of the Company’s involvement during the construction period, the Company is considered for accounting purposes to be the owner of the construction project. As of January 31, 2016, the Company had capitalized $174.6 million of construction costs, based on the construction costs incurred to date by the landlord, and recorded a corresponding current and noncurrent financing obligation liability of $15.4 million and $196.7 million, respectively. As of January 31, 2015, the Company had capitalized $125.3 million of construction costs, based on the construction costs incurred to date by the landlord, and recorded a corresponding noncurrent financing obligation liability of $125.3 million. The total expected financing obligation associated with this lease upon completion of the construction of the building, inclusive of the amounts currently recorded, is $334.0 million, including interest (see Note 10 “Commitments” for future commitment details). The obligation will be settled through monthly lease payments to the landlord once the office space is ready for occupancy. To the extent that operating expenses for 350 Mission are material, the Company, as the deemed accounting owner, will record the operating expenses. In April 2015, the building was placed into service and depreciation commenced.